	STATEMENT TO CERTIFICATEHOLDERS

	Household Home Equity Loan Trust 2001-2

	Distribution Number	32
	Beginning Date of Collection Period	01-May-04
	End Date of Collection Period	31-May-04
	Distribution Date	21-Jun-04
	Previous Distribution Date	20-May-04

	Funds Disbursement
	Available Funds for Distribution and Skip-A-Pay / Collected Funds
	Available Distribution Amount	13,758,718.31
	Principal Collections	12,370,759.33
	Interest Collections (net of servicing fee)	1,387,958.98
	Collections of Interest (net of servicing fee and principal recoveries)
	Servicing Fee	104,289.20
	Principal recoveries	17,602.01
	Skip-A-Pay Advances	0.00
	Skip-A-Pay Reimbursement Amount	0.00

	Disbursements	13,863,007.51
	Interest Paid to Certificates	181,394.28
	Principal Paid to Certificates	406,503.61
	Equity Certificate	13,170,820.42
	Servicing Fee	104,289.20

	Pool Balance

	Begin Principal Balance	250,294,088.20
	Principal Collections (including repurchases)	12,370,759.33
	Additional Principal Reduction Amount	406,503.61
	End Principal Balance	237,516,825.26

	Collateral Performance
	Cash Yield (% of beginning balance)	7.07%
	Charge off Rate (net of principal recoveries; % of beginning balance)
	Net Yield	5.21%

	Delinquent Loans
	30-59 days principal balance of loan	10,039,797.76
	30-59 days number of loans	109
	60-89 days principal balance of loan	1,701,436.69
	60-89 days number of loans	27
	90+ days principal balance of loan	13,699,171.24
	90+ days number of loans	166

	Loan Detail
	Number of loans purchased or substituted pursuant to 2.02 during the period
	Principal balance of loans purchased or substituted pursuant to 2.02 during the period
	Number of loans purchased or substituted pursuant to 2.04 during the period
	Principal balance of loans purchased or substituted pursuant to 2.04 during the period
	Number of loans purchased or substituted pursuant to 3.01 during the period
	Principal balance of loans purchased or substituted pursuant to 3.01 during the period
	Substitution Adjustment Amounts	-
	Number of HEL outstanding (BOP)	3,328
	Number of HEL outstanding (EOP)	3,183
	Principal balance of REO as of the end of the collection period
	Number of loans that went into REO during the collection period
	Principal balance of loans that went into REO during the collection period

	Overcollateralization
	Begin OC Amount	117,302,195.91
	OC Release Amount	12,370,759.33
	Extra Principal Distribution	-
	End OC Amount	104,931,436.58

	Target OC Amount	80,755,720.59
	Interim OC Amount	117,302,195.91
	Interim OC Deficiency	-

	Monthly Excess Cashflow	800,061.09
	Principal Distribution Amount	-
	Principal Collections	12,370,759.33
	OC Release Amount	12,370,759.33

	Other
	Stepdown	Yes
	Trigger Event	No
	Event of Default	No
	Total Certificate Balance as Percent of Total Original Certificate Balance

	Interest Calculations
	1 month LIBOR	1.10000%
	Class A Formula Rate (1-mo. Libor plus 37bps)	1.47000%
	Class A Pass-Through Rate	1.47000%
	Class M Formula Rate (1-mo. Libor plus 95bps)	2.05000%
	Class M Pass-Through Rate	2.05000%
	Available Funds Cap	9.42413%

	Class A Certificateholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	0.769020
	2. Principal Distribution per $1,000	0.538722
	3. Interest Distribution per $1,000	0.230298

	B. Calculation of Class A Interest Due & Paid
	1. Class A Pass-Through Rate	1.47000%
	2. Days in Accrual Period	32

	3. Class A Interest Due	154,467.88
	4. Class A Interest Paid	154,467.88
	5. Class A Supplemental Interest Amount Paid	0.00

	6. Class A Unpaid Interest Carry Forward Amount, EOP
	7. Class A Unpaid Supplemental Interest Amount, EOP

	C. Calculation of Class A Principal Due & Paid
	1. Class A Principal Balance, BOP	118,215,211.19
	2. Class A Principal Due	361,337.14
	3. Class A Principal Paid	361,337.14
	4. Class A Principal Carry Forward Amount Paid	0.00
	5. Class A unpaid Principal Carry Forward Amount	0.00
	6. Class A Principal Balance, EOP	117,853,874.05

	7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP
	8. Class A Certificate Balance as a % of the Pool Balance, EOP

	Class M Certificateholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	0.859886
	2. Principal Distribution per $1,000	0.538722
	3. Interest Distribution per $1,000	0.321164

	B. Calculation of Class M Interest Due & Paid
	1. Class M Pass-Through Rate	2.05000%
	2. Days in Accrual Period	32

	3. Class M Interest Due	26,926.40
	4. Class M Interest Paid	26,926.40
	5. Class M Supplemental Interest Amount Paid	0.00

	6. Class M Unpaid Interest Carry Forward Amount, EOP
	7. Class M Unpaid Supplemental Interest Amount, EOP

	C. Calculation of Class M Principal Due & Paid
	1. Class M Principal Balance, BOP	14,776,681.10
	2. Class M Principal Due	45,166.47
	3. Class M Principal Paid	45,166.47
	4. Class M Principal Carry Forward Amount Paid	0.00
	5. Class M Unpaid Principal Carry Forward Amount	0.00
	6. Class M Principal Balance, EOP	14,731,514.63

	7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP
	8. Class M Certificate Balance as a % of the Pool Balance, EOP

	HOUSEHOLD FINANCE CORPORATION
	HOUSEHOLD HOME EQUITY LOAN TRUST 2001-2

The undersigned, a duly authorized representative of Household Finance
Corporation, as Servicer ( the "Master Servicer" ), pursuant to a Pooling and Servicing
Agreement dated as of November 7, 2001 (the "Pooling and Servicing Agreement"),
by and among HFC Revolving Corporation, as Depositor, the Master Servicer, and
JPMorgan Chase Bank (as successor to Bank One, National Association) as Trustee, does hereby certify with respect to the information set forth below as follows:

1	Capitalized terms used in this Certificate shall have the respective
	meanings set forth in the Pooling and Servicing Agreement.

2	Household Finance Corporation is, as of the date hereof, the
	Servicer under the Pooling and Servicing Agreement.

3	The undersigned is a Servicing Officer.

4	This Certificate relates to the Distribution Date occurring on June 21, 2004

5	As of the date hereof, to the best knowledge of the undersigned, the
	Servicer has performed in all material respects all its obligations
	under the Pooling and Servicing Agreement through the Collection Period
	preceding such Distribution Date.

6	As of the date hereof, to the best knowledge of the undersigned, no
	Event of Default has been deemed to have occurred on or prior to
	such Distribution Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 18th day of June, 2004.

HOUSEHOLD FINANCE CORPORATION
as Servicer

By: /s/ Phil Krupowicz______________________________
Title: Servicing Officer